UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2014


                                GROGENESIS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-168337              42-1771870
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

     Highway 79 North, Springville, TN                            38256
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: 855-691-4764

                     H16/B Adsulim, Benaulim, Goa, K7 403716
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 9, 2013, we entered into an asset purchase agreements with Joseph Fewer of Aylmer, Ontario and Stephen Moseley of Paris, Tennessee, whereby we agreed to acquire all rights, title, and interest in and to the assets relating to a natural blend of plant extracts that is used as a liquid plant growth enhancer, known as the Agraburst crop surfactant formula SURF0107 ("Agraburst"),. A plant surfactant is a compound that lowers the surface tension between a liquid and a solid in order to allow for more efficient nutrient uptake in the plant.

In consideration of Joseph Fewer selling the intellectual property comprising Agraburst to us, including the technology described in the United States provisional patent application number 61/897,584- "Composition and Method for Enhancing Plant Growth", as well as all related assets necessary for operating a plant growth enhancement product manufacture and sales business as a going concern, we issued to Mr. Fewer 12,500,000 post forward-split common shares in our capital. The agreement also required that we complete a forward split of our common stock such that 25 new shares of common stock are exchanged for each currently issued share of common stock outstanding, and that 74,000,000 shares of post-forward-split common stock held by our former president be returned to treasury. We completed this forward-split on November 1, 2013. We have also executed a consulting agreement with Mr. Fewer whereby he will provide his full-time management services to us in consideration of payments of $7,000 per month. The consulting agreement will become effective on the date that we raise a minimum of $500,000 for operations.

Closing of the asset purchase agreement with Mr. Fewer was also subject to us changing our name to a name acceptable to Mr. Fewer. We changed our name from "Lisboa Leisure, Inc." to "GroGenesis, Inc." on December 10, 2013.

We also entered into an agreement with Mr. Moseley on September 9, 2013 whereby we agreed to acquire certain equipment used in conjunction with the production, sales, and marketing of Agraburst. In consideration of Mr. Moseley transferring title of these assets to us, we have issued 5,000,000 post-split shares of our common stock to him. We have also executed a consulting agreement with Mr. Moseley whereby he will receive $5,000 per month in consideration of him providing his full-time services to us. As with Mr. Fewer's consulting agreement, Mr. Moseley's agreement will become effective on the date that we raise a minimum of $500,000 for operations. The agreement recognizes that Mr. Moseley has been involved in the sale of surfactants prior to the date of the agreement and that he shall maintain the right to sell Agraburst to 53 existing clients and profit exclusively from sales to them.

We have also entered into an easement agreement with Joseph Fewer and Denise Fewer whereby they have agreed to grant to us the right to use a portion of their farm located in Alymer, Ontario for the purposes of using it as a demonstration farm in order to evaluate and exhibit the effects of Agraburst. In consideration of the easement, we have issued to the Fewers an aggregate of 2,500,000 post-split shares of our common stock. The initial term of the easement is three years.

We completed the purchase of the assets necessary for the operation of the Agraburst plant growth surfactant manufacture and sales business on February 7, 2014.

                             DESCRIPTION OF BUSINESS

PRIOR OPERATIONS

We were incorporated pursuant to the laws of Nevada on May 19, 2010. Our intended plan of operation was to operate beach front eating establishments on the beaches on Goa, India. However, due to difficulties in raising additional funds to cover our planned operations and obtaining the necessary permits to operate beach shacks, management decided to discontinue operations in the sector.

AGRABURST FORMULA

We intend to proceed with business operations in the agricultural and environmental sectors. On February 7, 2014, we completed the acquisition of the assets relating to the Agraburst naturally-derived plant stimulant, including all intellectual property rights relating to its unique formulation. Agraburst

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consists of a blend of predominantly natural plant extracts, or phytochemicals, that are naturally-derived, non-toxic, carcinogen-free, and biodegradable. It is a foliar-feed liquid growth enhancer that aids efficient nutrient and water uptake in plants. Foliar feeding involves applying AgraBurst directly to plant foliage, which then absorbs it. Agraburst can be used alone or tank-mixed with most liquid fertilizers, herbicides, pesticides, and fungicides in order to increase their effectiveness. It can also be utilized as a wash for fruits and vegetables, and as a cleaner for garden and lawn sprayers, field-sized sprayers, and agricultural tanks.

Agraburst is designed to work as a cation exchange stimulant that penetrates plant foliage and roots in order to enhance photosynthesis and higher brix levels. The brix level is the percentage of solids, particularly sugar and minerals, present in the plant. A high brix level is an indication that the plant has been grown with sufficient nutrients and water. Minute particles in Agraburst increase the speed of nutrient transport within a plant and can carry other blended products into plant leaves.

The small particles within Agraburst have very close to a neutral electrical charge, which allows them to form light bonds with the hydrogen atoms in water, which results in a reduction in water's natural surface tension. As a result, Agraburst acts akin to a lubricant that keeps water flowing and transporting nutrients within a plant with little resistance. This promotes higher efficiency of water and nutrient uptake in a plant. The resulting higher brix level in the plant better enables it to resist disease, insects, drought, and cold weather. It is also linked to better tasting food crops.

To date, Agraburst and predecessor product formulations have been sold to a small group of farming clients and tested in a variety of case studies that has resulted, amongst other benefits, in increased yield for corn, soybean, tobacco, canola, alfalfa, wheat, cabbage, cotton, corn silage, hay, tomatoes, and beans.

PRODUCT SAFETY

Because Agraburst ingredients are comprised of refined extracts that originate from tree oils and plants, it is considered to be environmentally friendly. It complies with the United States Occupational Safety and Health Administration's OSHA CFR - 1910.1200 Section (i) in that Agraburst contains no hazardous or toxic components.

In addition, Agraburst is comprised solely of ingredients that are contained on the Food and Drug Administration's EAFUS list and are thus considered safe for use with food products. Additional tests performed at the Genetic ID testing facility in Fairfield, Iowa also confirmed that Agraburst is free of genetically modified organisms.

MARKET FOR THE PRODUCT

As consumers become increasingly concerned over the use of synthetic pesticides and fertilizers on food crops, the infiltration of harmful crop additives in soil and water supplies, and the availability of food products as reasonable prices, there is growing pressure on global farmers to provide safe food products for consumption without causing undue environmental harm. Because Agraburst is formulated to increase agricultural output without adverse health and environmental impacts, the potential market for the product is large. Our business plan is based on the premise that there will be increasing pressure on farmers to provide more agricultural products without increasing the amount of land cleared for farm use or creating environmental or health risks for society.

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We intend to initially manufacture and distribute Agraburst in the United States and Canada with a view to expanding our market focus depending on our initial success.

Our Agraburst manufacturing facility is located in Paris, Tennessee, and has the capacity to produce approximately 100,000 gallons of Agraburst per month with existing equipment. Currently, it takes approximately six hours to produce a 3,000 gallon batch of Agraburst. It currently involves an exothermic process that involves ingredient mixing in large stainless steel tanks and then allowing the product to cool. Currently, Agraburst is sold to a small group of farmers and local cooperatives located primarily in Tennessee and Kentucky.

Our ability to market Agraburst in North America will be adversely impacted by the fragmented and competitive nature of the agriculture fertilizer and fertilizer enhancement industry. The sector includes large entities that produce fertilizers in massive quantities, as well as small, boutique manufacturers that produce fertilizers and growth enhancement products in small batches.

While the principal competitive factors in the sale of fertilizer enhancement products are crop output and product safety, pricing and availability of the product and geographic coverage are also critical. Most of our competitors have an established market for their products and greater financial resources and may be able to withstand sales or price decreases better than we will. We also expect to continue to face competition from new market entrants. We may be unable to compete effectively with these existing or new competitors, which could have a material adverse effect on our financial condition and results of operations.

EXISTING COMPETITIVE PRODUCTS

While various companies offer commercial agricultural fertilizer products and fertilizer enhancements to farms and consumers, we are not aware of any direct competitors that offer a product that substantially increases yields that is also naturally-derived.

SALES AND MARKETING STRATEGY

Our proposed marketing strategy is to demonstrate to our potential end-use customers, principally commercial farmers, that Agraburst will increase their agricultural output. We intend to accomplish this through a combination of independent product testing through scientific trials and by allowing farmers to use Agraburst on a trial basis. We expect that our marketing strategy will be most successful if farmers are able to realize improvements in crop quality and yield on their own fields when they use Agraburst.

We intend to sell Agraburst through distribution arrangements with agricultural input distributors and agricultural supply stores. We are subject to the risk that large, high-profile, distributors could exert substantial pressure on us due to their size and the small contribution that our products would likely have to their financial success. Because of this difference in market influence, such distributors would have leverage over the pricing and promotion of Agraburst.

We hope to enter into agreements with both national and international distributors, though there is no guarantee that we will be successful in reaching such arrangements. While we attempt to establish these relationships, we will also directly market our product to farmers through a direct sales force, as well as offer Agraburst through a corporate website. If we decide to

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directly control product distribution, we will incur costs related to taking and processing product orders from retailers; shipping and warehousing costs;
credit, collections, and in-house accounting fees.

EMERGING GROWTH COMPANY STATUS

Because we generated less than $1 billion in total annual gross revenues during our most recently completed fiscal year, we qualify as an "emerging growth company" under the Jumpstart Our Business Startups ("JOBS") Act.

We will lose our emerging growth company status on the earliest occurrence of any of the following events:

     1. on the last day of any fiscal year in which we earn at least $1 billion in total annual gross revenues, which amount is adjusted for inflation every five years;

     2. on the last day of the fiscal year of the issuer following the fifth anniversary of the date of our first sale of common equity securities pursuant to an effective registration statement;

     3. on the date on which we have, during the previous 3-year period, issued more than $1 billion in non-convertible debt; or

     4. the date on which such issuer is deemed to be a `large accelerated filer', as defined in section 240.12b-2 of title 17, Code of Federal Regulations, or any successor thereto."

A "large accelerated filer" is an issuer that, at the end of its fiscal year, meets the following conditions:

     1. it has an aggregate worldwide market value of the voting and non-voting common equity held by its non-affiliates of $700 million or more as of the last business day of the issuer's most recently completed second fiscal quarter;

     2. It has been subject to the requirements of section 13(a) or 15(d) of the Act for a period of at least twelve calendar months; and

     3. It has filed at least one annual report pursuant to section 13(a) or 15(d) of the Act.

As an emerging growth company, exemptions from the following provisions are available to us:

     1. Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires auditor attestation of internal controls;

     2. Section 14A(a) and (b) of the Securities Exchange Act of 1934, which require companies to hold shareholder advisory votes on executive compensation and golden parachute compensation;

     3. Section 14(i) of the Exchange Act (which has not yet been implemented), which requires companies to disclose the relationship between executive compensation actually paid and the financial performance of the company;

     4. Section 953(b)(1) of the Dodd-Frank Act (which has not yet been implemented), which requires companies to disclose the ratio between

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          the annual total compensation of the CEO and the median of the annual total compensation of all employees of the companies; and

     5. The requirement to provide certain other executive compensation disclosure under Item 402 of Regulation S-K. Instead, an emerging growth company must only comply with the more limited provisions of
          Item 402 applicable to smaller reporting companies, regardless of the issuer's size.

Pursuant to Section 107 of the JOBS Act, an emerging growth company may choose to forgo such exemption and instead comply with the requirements that apply to an issuer that is not an emerging growth company. We have elected under this section of the JOBS Act to maintain our status as an emerging growth company and take advantage of the JOBS Act provisions relating to complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act.

GOVERNMENT REGULATION

While agricultural fertilizers, soil amendments, and related products are highly regulated at the state level in the United States, these regulations do not apply to Agraburst because it is a crop surfactant that is comprised of less than 3% active ingredients, which typically include potassium, nitrogen, and phosphorus. In Canada, where we intend to extend our marketing efforts, such active ingredients must constitute less than 5% of the surfactant product ingredient mix.

We anticipate that we will incur periodic testing costs in order to ensure that Agraburst qualifies as a crop surfactant and is not deemed to be a fertilizer or similarly regulated product that is subject to regulatory requirements. However, we do not anticipate that such testing costs will be material to our operations.

SUBSIDIARIES

We do not have any subsidiaries.

PATENTS AND TRADEMARKS

The composition of our crop surfactant, Agraburst, is covered by provisional patent application number 61/897,584 - "Composition and Method for Enhancing Plant Growth" that was filed with the United States patent office on October 30, 2013.

Our product brand name, Agraburst, is covered by a U.S. Trademark Application Serial Number 86/092618, which was filed with the United States Trademark and Patent Office on October 16, 2013.

Otherwise, we do not own, either legally or beneficially, any patents or trademarks.

RESEARCH AND DEVELOPMENT ACTIVITIES AND COSTS

We have not spent any funds on research and development activities to date.

COMPLIANCE WITH ENVIRONMENTAL LAWS

Our current operations are not subject to any environmental laws.

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FACILITIES

Our Agraburst manufacturing facility is located in Paris, Tennessee, and has the capacity to produce approximately 100,000 gallons of Agraburst per month with existing equipment. The facility is currently leased under a 1-year rental agreement with Bradley Moseley at the rate of $800 per month, which lease term expires on May 22, 2014 and then continues on a month-to-month basis thereafter until terminated by either party on written notice. Management believes that this facility's current production capacity is sufficient to satisfy customer demand for the foreseeable future. We will consider re-locating and/or expanding internationally to new manufacturing facilities in future based on sales fulfilment logistics concerns, alongside sales side requirements and economics.

Pursuant to our asset purchase agreement with Joseph Fewer, we also have an easement for a period of three years in a 10 acre portion of a hobby farm located in Aylmer, Ontario. The easement allows us to operate an agricultural surfactant testing and development facility on the land.

EMPLOYEES

We have commenced only limited operations, and therefore currently have no employees.

                                  RISK FACTORS

Please consider the following risk factors before deciding to invest in our common stock. Any investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and all of the information contained in this current report before deciding whether to purchase our common stock. If any of the following risks actually occur, our business, financial condition and results of operations could be harmed. The trading price of our common stock could decline, and you may lose all or part of your investment in our common stock.

THERE IS SUBSTANTIAL UNCERTAINLY AS TO WHETHER WE WILL CONTINUE AS A GOING CONCERN. IF WE DISCONTINUE OPERATIONS, YOU WILL LOSE YOUR INVESTMENT.

We have incurred losses since our inception resulting in an accumulated deficit of $76,709 at November 30, 2013. Further losses are anticipated in the development of our business. As a result, there is substantial doubt about our ability to continue as a going concern. In fact, our auditors have issued a going concern opinion in connection with their audit of our financial statements for our most recent fiscal year ended May 31, 2013. This means that our auditors believe there is substantial doubt that we can continue as an on-going business for the next twelve months. While we have acquired the assets relating to the manufacturing and sales of Agraburst subsequent to our most recently completed fiscal year, there is still no assurance that our intended operations will be profitable.

Our ability to continue as a going concern is dependent upon our ability to generate profitable operations in the future and to obtain the necessary financing to expand our business operations; to market our current products and services; and to develop new products and services.

Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

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     *    our ability to raise necessary financing in order to develop and expand our operations;
     * our ability to successfully manufacture, distribute, market and sell Agraburst;
     * our success in expanding operations by hiring experienced employees and independent contractors in the agricultural sector; and
     *    our ability to develop additional products; and

Based upon current plans, we expect to incur operating losses in future periods because we will be incurring expenses related to developing a commercial-sized manufacturing facility for Agraburst and the marketing of our product. We cannot guarantee that we will be successful in generating substantial revenues in the future. Failure to generate revenues will cause us to go out of business.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL.

In order to successfully manufacture, distribute, market, and sell Agraburst, we will need to obtain additional financing in order to establish a manufacturing facility, retain and train staff, market our product, generate sales, and pursue additional business development. In order to expand and develop our operations as we envision, we anticipate that our expenses over the next 12 months will be approximately $1.5 million.

We will require additional financing to sustain our business operations if we are not successful in earning significant revenues from operations. We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including our ability to generate revenue, investor acceptance of our business plan and general economic and market conditions. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

The most likely source of future funds presently available to us is through the sale of equity capital. Any sale of share capital will result in dilution to existing shareholders. We do not have any arrangement in place for the sale of shares of our common stock.

BECAUSE WE HAVE NOT COMMENCED COMMERCIAL SCALE BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE.

We have not yet commenced manufacturing and selling Agraburst in commercial quantities. Accordingly, we have no way to evaluate the likelihood that our business will be successful. We have not earned any revenues as of the date of this report and do not anticipate earning significant revenue during the next 12 month period. Potential investors should be aware of the difficulties normally encountered by development stage companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in manufacturing, marketing, and the sale of new products.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and it is doubtful that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

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BECAUSE WE WILL RELY UPON THIRD PARTY CONSULTANTS FOR IMPORTANT ASPECTS OF OUR
BUSINESS PLAN, WE ARE SUBJECT TO THE RISK THAT THEY WILL NOT PERFORM THEIR TASKS EFFECTIVELY AND THAT WE WILL BE UNSUCCESSFUL IN OPERATING OUR BUSINESS AS A RESULT.

We intend to rely on third parties, such as a marketing consultants and distributors for the marketing and sale of Agraburst. We may also outsource aspects of the manufacturing process as well. Because some of these consultants will have expertise in areas that our management does not, we may not be able to effectively evaluate their work. We also cannot ensure that third party consultants will be able to complete their work for us in a timely or effective manner. Accordingly, our reliance on third parties exposes us to the risk that our business will be unsuccessful if they do not market and distribute our product as envisioned.

BECAUSE WE HAVE NOT YET PATENT PROTECTED AGRABURST, A COMPETITOR COULD COPY OUR PROPOSED DESIGN, WHICH COULD CAUSE OUR BUSINESS TO FAIL.

Our potential competitive advantage lies in the potential unique formulation of Agraburst. While we have a provisional patent application for protection of our intellectual property in the United States, there is no guarantee that a patent will be issued for Agraburst or that competitors may not try to use our formula to develop similar products that do not violate any patent that we do obtain. Accordingly, our business is subject to the risk that competitors could either copy or reverse engineer our surfactant and could thereby produce and sell a competing product with similar features. If this occurs, our ability to sell our product could be jeopardized, which could cause our business to fail.

THE AGRICULTURAL SURFACTANT INDUSTRY IS EXTREMELY FRAGMENTED AND COMPETITIVE AND WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY WITH EXISTING COMPETITORS OR NEW ENTRANTS IN THIS MARKET.

The agricultural fertilizer and surfactant industry is extremely fragmented and competitive. The sector includes large entities, such as Bunge Limited, Cargill, Incorporated, and Archer-Daniels-Midland Company, which mass produce a variety of fertilizer products, as well as many boutique manufacturers that produce fertilizer enhancements and crop surfactants in small batches.

While the principal competitive factors in crop surfactants are their effects on agricultural output and environmental impact, pricing and availability of the product and geographic coverage are also key. Most of our competitors have greater financial resources and may be able to withstand sales or price decreases better than we will. We also expect to continue to face competition from new market entrants. We may be unable to compete effectively with these existing or new competitors, which could have a material adverse effect on our financial condition and results of operations.

WE ARE AN "EMERGING GROWTH COMPANY" AND WE INTEND TO TAKE ADVANTAGE OF REDUCED DISCLOSURE AND GOVERNANCE REQUIREMENTS APPLICABLE TO EMERGING GROWTH COMPANIES, WHICH COULD RESULT IN OUR COMMON STOCK BEING LESS ATTRACTIVE TO INVESTORS.

We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012 and we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive

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compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. As well, our election allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until they apply to private companies. Therefore, as a result of our election, our financial statements may not be comparable to companies that comply with public company effective dates.

We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile. We may take advantage of these reporting exemptions until we are no longer an emerging growth company, which in certain circumstances could be for up to five years.

BECAUSE MANAGEMENT HAS LIMITED EXPERIENCE IN MANUFACTURING AND MANAGEMENT, OUR BUSINESS HAS A HIGHER RISK OF FAILURE.

Joseph Fewer and Alan Hughes, our sole members of management, have limited business experience in the manufacture, marketing, and sale of agricultural products, particularly on a large-scale, commercial basis. Consequently, management's decisions and choices may not be well thought out and our operations, earnings and ultimate financial success may suffer irreparable harm as a result.

BECAUSE WE RELY ON OUR KEY CONSULTANTS, JOSEPH FEWER AND STEVE MOSELEY, TO CONDUCT OUR OPERATIONS, OUR BUSINESS WILL LIKELY FAIL IF WE LOSE THEIR SERVICES.

We depend on the services of our senior management for the future success of our business. Our sole contracted consultants, Joseph Fewer and Stephen Moseley, are the only people who know and understand the Agraburst formulation and have been involved in its small trial scale production. Our success depends on their continued efforts. While we have executed formal consulting agreements with Mr. Fewer and Mr. Moseley, each consultant is able to terminate his respective agreement on 90 days' notice. The loss of their services could have an adverse effect on our business, financial condition, and results of operations.

WE WILL LIKELY ISSUE ADDITIONAL SHARES OF COMMON STOCK THAT WILL RESULT IN DILUTION TO EXISTING SHAREHOLDERS AND ADVERSELY IMPACT THE VALUE OF OUR SHARES.

We must raise additional capital in order for our business plan to succeed. Our most likely source of additional capital will be through the sale of additional shares of common stock. We are currently authorized to issue up to 200,000,000 shares of common stock. Our directors have the authority to cause us to issue additional shares of common, and to determine the rights, preferences and privilege of such shares, without consent of any of our stockholders. We may issue shares in connection with financing arrangements or otherwise. Any such issuances will result in immediate dilution to our existing shareholders' interests, which will negatively affect the value of their shares.

A PURCHASER IS PURCHASING PENNY STOCK WHICH LIMITS HIS OR HER ABILITY TO SELL OUR STOCK.

The shares offered by this prospectus constitute penny stock under the Exchange Act. The shares will remain penny stock for the foreseeable future. "Penny stock" rules impose additional sales practice requirements on broker-dealers who

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sell such securities to persons other than established customers and accredited investors, that is, generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with a spouse. For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase.

Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell our shares of common stock. The market price of our shares would likely suffer as a result.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results may differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the "Risk Factors" section and elsewhere in this report.

                           REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, and other information with the Securities & Exchange Commission. The public may read and copy any materials that we file with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that site is http://www.sec.gov.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

We are a development stage corporation with no revenues from our business operations. Our auditors have issued a going concern opinion. This means that our auditors believe there is substantial doubt that we can continue as an ongoing business for the next twelve months. While we have acquired ownership of the formulation of Agraburst, including all related intellectual property rights, subsequent to our most recently completed fiscal year, there is still no assurance that our intended operations will be profitable.

To meet our financing requirements, we anticipate raising funds through the sale of our equity. At the present time, we have not made any arrangements to raise additional cash. If we need additional cash and cannot raise it, we will either have to delay or suspend operations until we do raise the cash, or cease operations entirely.

PLAN OF OPERATION

We were incorporated pursuant to the laws of Nevada on May 19, 2010 and intended to be involved in the development of beach front restaurants in Goa, India until we entered into an asset purchase agreement with Joseph Fewer Farms Inc. on September 9, 2013.

Our plan of operation for the twelve month period following the date of this report is to establish facilities for the commercial manufacture of Agraburst, enter into distribution arrangements for the sale of Agraburst, and retain a sales force necessary for the direct marketing of Agraburst to commercial farmers in the United States and Canada.

We expect to incur the following costs in the next 12 months in connection with our goals:

     Manufacturing facilities and equipment costs:               $  500,000
     Sales and Marketing:                                        $  350,000
     Product manufacturing costs:                                $  250,000
     Consulting and distribution costs:                          $  200,000
     Wages for sales force:                                      $  150,000
     General and administrative costs:                           $   50,000
                                                                 ----------
     Total:                                                      $1,500,000
                                                                 ==========

Total expenditures over the next 12 months are therefore expected to be approximately $1,500,000. Our ability to meet these objectives will be dependent on our ability to generate revenue from operations and to raise sufficient additional capital to expand operations. If we are unable to generate sufficient revenue or raise financing as required, we will delay our establishment and expansion of operations as necessary.

SOURCES AND USES OF CASH

At November 30, 2013, our current assets consisted of $31 in cash. Subsequent to that date, we have raised $150,500 from the sale of our common stock. Accordingly, we will have to raise additional funds in the next twelve months in order to cover our anticipated administrative costs and costs of expanding our operations as outlined above. We currently do not have a specific plan of how we will obtain such funding; however, we anticipate that additional funding will be in the form of equity financing from the sale of our common stock. Any private placement of our common stock could result in substantial dilution to existing shareholders.

EVENTS, TRENDS AND UNCERTAINTIES

The development of our business will depend upon our success in selling Agraburst to commercial farmers. Our ability to generate revenue may be affected by events and trends such as general economic conditions, changes to farm subsidies, and competing products from existing and new companies in the same business.

RESULTS OF OPERATIONS

PERIOD ENDED NOVEMBER 30, 2013

We did not earn any revenues from operations in the six-month period ended November 30, 2013. We incurred operating expenses in the amount of $8,982 during the period consisting of general and administrative costs of $2,982 and professional fees of $6,000.

FISCAL YEAR ENDED MAY 31, 2013

We did not earn any revenues from operations in the fiscal year ended May 31, 2013. We incurred operating expenses in the amount of $42,891 during the fiscal year. These operating expenses were comprised of general and administrative costs of $34,877 and professional fees of $8,014.

FISCAL YEAR ENDED MAY 31, 2012

We did not earn any revenues from operations in the fiscal year ended May 31, 2012. We incurred operating expenses in the amount of $18,575 during the fiscal year. These operating expenses were comprised of general and administrative costs of $3,575 and professional fees of $15,000.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities. For these reasons, there is substantial doubt that we will be able to continue as a going concern.

                                   PROPERTIES

Our Agraburst manufacturing facility is located in Paris, Tennessee, and has the capacity to produce approximately 100,000 gallons of Agraburst per month with existing equipment. The facility is currently leased under a one-year rental agreement with Bradley Moseley at the rate of $800 per month, which lease term expires on May 22, 2014 and then continues on a month-to-month basis thereafter until terminated by either party on written notice.

Pursuant to our asset purchase agreement with Joseph Fewer, we also have an easement for a period of three years in a 10 acre portion of a hobby farm located in Aylmer, Ontario. The easement allows us to operate an agricultural surfactant testing and development facility on the land.

Otherwise, we do not hold any interest in real property.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this current report, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

                                                   Amount of
Title of        Name and address                   beneficial          Percent
 Class         of beneficial owner                 ownership           of class
 -----         -------------------                 ---------           --------

Common         Joseph Fewer                       24,000,000 (1)        30.7%
Stock          President and C.E.O.
               7123 Hacienda Road
               Aylmer, Ontario

Common         Maria Fernandes                    11,000,000            13.5%
Stock          Former President
               H16/B Adsulim
               Benaulim, Goa, India

Common         Stephen Moseley                     5,000,000             6.1%
Stock          Former President
               737 Salem Circle
               Paris, TN

Common         Alan Hughes                           250,000             0.3%
Stock          Chief Operating Officer
               2221 Southwood Drive,
               The Villages, Florida 32162

Common         All Officers and Directors         24,250,000            29.8%
Stock          as a group that consists of            shares
               two people

----------
1. includes 2,500,000 registered in the name of Joseph Fewer and his wife, Denise Fewer

The percent of class is based on 81,430,000 shares of common stock issued and outstanding as of the date of this current report.

There are no arrangements that may result in our change in control of the company.

                        DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their respective ages as of the date of this current report are as follows:

DIRECTORS:

Name of Director               Age
----------------               ---

Joseph Fewer                   59
Alan Hughes                    62

EXECUTIVE OFFICERS:

Name of Officer                Age                 Office
---------------                ---                 ------

Joseph Fewer                   59     President, C.E.O., Secretary and Treasurer
Alan Hughes                    62     Chief Operating Officer

BIOGRAPHICAL INFORMATION

Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years.

JOSEPH FEWER acts as our President, C.E.O., Secretary, Treasurer and as a director, and has been responsible for much of the formulation and testing of Agraburst to date. Mr. Fewer has acted as the President of Joseph Fewer Acres Inc., a 25 acre hobby farm and supplier of agricultural products in North America since November 2009. From May 2012 to January 2013, he also acted as Chief Operating Officer of Premier Equipment Services Inc., a ten store John Deere dealership business located in Ontario, Canada. From 2005 to 2012, Mr. Fewer also acted as President and C.E.O. of AgraTurf Equipment Services Inc., a five store John Deere dealership in southwestern Ontario that subsequently merged with Elmira Farm Services Inc. to create Premier Equipment Services Inc.

ALAN HUGHES acts as our Chief Operating Officer and as a director. Mr. Hughes has spent over 36 years with John Deere managing sales territories, as well as being involved in product training, wholesale finance, and dealer development improvement processes. Since 2009, he has acted as the principal of Clear Processes, LLC, a consulting company that provides advice on business consolidations, operational performance, and strategic business planning in the agribusiness sector. Mr. Hughes graduated from Southern Illinois University with a dual degree in agricultural economics and finance.

TERM OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by the board of directors and will hold office until removed by the board.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended May 31, 2013 and 2012, as well as the six-month fiscal period ended November 30, 2013:

                           SUMMARY COMPENSATION TABLE

                                                                                      Change in
                                                                                       Pension
                                                                                      Value and
                                                                      Non-Equity     Nonqualified
 Name and                                                             Incentive        Deferred
 Principal                                     Stock       Option        Plan        Compensation    All Other
 Position         Year   Salary($)  Bonus($)  Awards($)   Awards($)  Compensation($)  Earnings($)  Compensation($)  Totals($)
 --------         ----   ---------  --------  ---------   ---------  ---------------  -----------  ---------------  ---------
Joseph Fewer      2014     None       None      None        None          None           None           None           None
President

Alan Hughes       2014     None       None      None        None          None           None           None           None
C.O.O.

Maria Fernandes   2013     None       None      None        None          None           None           None           None
Former President  2012     None       None      None        None          None           None           None           None
                  2011     None       None      None        None          None           None           None           None

STOCK OPTION GRANTS

We have not granted any stock options to the executive officer since our inception.

CONSULTING AGREEMENTS

We do not have any employment or consulting agreement with our current officers, other that Joseph Fewer. We have executed a consulting agreement with Mr. Fewer whereby he will provide his full-time management services to us in consideration of payments of $7,000 per month. The consulting agreement will become effective on the date that we raise a minimum of $500,000 for operations.

We do not pay Mr. Fewer or Mr. Hughes any amount for acting as directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 9, 2013, we entered into an asset purchase agreements with Joseph Fewer, our president and a director, whereby we acquired from him the intellectual property comprising Agraburst to us, including the technology described in in the United States provisional patent application number 61/897,584 - "Composition and Method for Enhancing Plant Growth", as well as all related assets necessary for operating a plant growth enhancement product manufacture and sales business as a going concern. In connection with the acquisition, we issued to Mr. Fewer 12,500,000 post forward-split common shares in our capital.

We have also executed a consulting agreement with Mr. Fewer whereby he will provide his full-time management services to us in consideration of payments of $7,000 per month. The consulting agreement will become effective on the date that we raise a minimum of $500,000 for operations.

We have also entered into an easement agreement with Joseph Fewer and Denise Fewer, Mr. Fewer's wife, whereby they have agreed to grant to us the right to use a portion of their farm located in Alymer, Ontario for the purposes of using it as a demonstration farm in order to evaluate and exhibit the effects of Agraburst. In consideration of the easement, we have issued to the Fewers an aggregate of 2,500,000 post-split shares of our common stock. The initial term of the easement is three years.

Otherwise, none of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

     *    Any of our directors or officers;
     *    Any person proposed as a nominee for election as a director;
     * Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;
     *    Any of our promoters; or
     * Any relative or spouse of any of the foregoing persons who has the same house as such person.

                                 LEGAL PROCEEDS

There are no legal proceedings pending or threatened against us. Our address for service of process in Nevada is 1802 N Carson Street, Suite 212, Carson City, Nevada, 89701.

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                        AND RELATED STOCKHOLDER MATTERS.

MARKET INFORMATION

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol GROG. However, no trades of our shares of common stock occurred through the facilities of the OTC Bulletin Board during the fiscal year ended May 31, 2013.

DIVIDENDS

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

     1. we would not be able to pay our debts as they become due in the usual course of business; or

     2. our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

                     RECENT SALES OF UNREGISTERED SECURITIES

In the past three years, we have sold the following securities that were not registered under the Securities Act, including new securities resulting from the modification of outstanding securities:

On February 7, 2014, we issued 12,500,000 shares of our common stock to Joseph Fewer (as to 11,500,000), and certain assignees, namely Helen Keenan (500,000 shares), Alan Hughes (250,000 shares), Ronald Evinou (250,000 shares), in connection with our purchase of the technology described in in the United States provisional patent application number 61/897,584 - "Composition and Method for Enhancing Plant Growth", as well as all related assets necessary for operating the Agraburst plant growth surfactant manufacture and sales business as a going concern.

On February 7, 2014, we issued 2,500,000 shares of our common stock to Joseph Fewer and Denise Fewer in connection with an easement agreement whereby we acquire the right to use a portion of their farm located in Alymer, Ontario for the purposes of using it as a demonstration farm in order to evaluate and exhibit the effects of Agraburst.

On February 7, 2014, we issued 5,000,000 shares of our common stock to Stephen Moseley in connection with our acquisition of certain equipment used in conjunction with the production and marketing of Agraburst.

On January 6, 2014, we issued 300,000 shares of our common stock to Peter Born pursuant to a private placement subscription agreement. Mr. Born paid $0.35 per share.

On February 3, 2014, we issued 100,000 shares of our common stock to Richard Williams and 30,000 shares to Judith Weiss pursuant to private placement subscription agreements. They each paid $0.35 per share.

We issued the shares to Joseph Fewer, Denise Fewer, and Stephen Moseley pursuant to Section 4(2) of the Securities Act of 1933. We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares.

In connection with these issuances, the shareholders were provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements. They also represented to us that they were acquiring the shares as principal for their own accounts with investment intent. They also represented that they was sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation. The shares were issued with a Rule 144 restrictive legend.

In connection with the completion of the aforementioned agreements, we completed a forward split our common stock such that every share of pre-split stock was exchange for 25 post-split shares of common stock. All of the above-noted share issuances were on a post forward split basis.

We issued the shares to Peter Born, Richard Williams, and Judith Weiss pursuant to Regulation S of the Securities Act of 1933. These investors were not U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and they purchased our shares in transactions outside of the United States. The certificates representing the common shares each bear a restrictive legend in accordance with Regulation S. In addition, we and the purchaser have complied or will comply with the following requirements of Regulation S:

     1.   the offer or sale was made in an offshore transaction;

     2.   we did not make any directed selling efforts in the United States;

     3. no offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

     4. the purchasers of the securities certified that they were not U.S. persons and were not acquiring the securities for the account or benefit of any U.S. person;

     5. the purchasers of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

     6. we are required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

                            DESCRIPTION OF SECURITIES

COMMON STOCK

Our authorized common stock consists of 200,000,000 shares, $0.001 par value, of which 81,430,000 shares of common stock are currently issued and outstanding.

Holders of our common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. The common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of common stock are entitled to share equally in dividends from sources legally available. Therefore, when, as and if declared by the Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets that are available for distribution to stockholders.

The Board of Directors is authorized to issue additional shares of common stock not to exceed the amount authorized by our Articles of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action.

VOTING RIGHTS

Each holder of common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of common stock do not have cumulative voting rights, the holders of more than fifty percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

DIVIDEND POLICY

Holders of our common stock are entitled to dividends if declared by the Board of Directors out of funds legally available therefore. We do not anticipate the declaration or payment of any dividends in the foreseeable future. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.

SHARE PURCHASE WARRANTS

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

OPTIONS

We have not issued and do not have outstanding any options to purchase shares of our common stock.

CONVERTIBLE SECURITIES

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the "NRS") and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

     (1) a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

     (2) a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

     (3) a transaction from which the director derived an improper personal profit; and

     (4)  willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

     (1)  such indemnification is expressly required to be made by law;

     (2)  the proceeding was authorized by our Board of Directors;

     (3) such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

     (4)  such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

                              FINANCIAL STATEMENTS

Our pro forma financial statements for the period ended November 30, 2013 showing what our financial position would have been if our acquisition of Agraburst described in the "Description of Business" section had occurred at November 30, 2013 are filed as an exhibit to this current report. Readers are advised to review these pro forma financial statements in conjunction with our interim report on Form 10-Q for the period ended November 30, 2013, as well as our annual report on Form 10-K for the fiscal year ended May 31, 2013.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no changes in or disagreements with our accountants.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On February 7, 2014, we issued 12,500,000 shares of our common stock to Joseph Fewer (as to 11,500,000), and certain assignees, namely Helen Keenan (500,000 shares), Alan Hughes (250,000 shares), Ronald Evinou (250,000 shares),in connection with our purchase of the technology described in in the United States provisional patent application number 61/897,584 - "Composition and Method for Enhancing Plant Growth", as well as all related assets necessary for operating the Agraburst plant growth surfactant manufacture and sales business as a going concern.

On February 7, 2014, we issued 2,500,000 shares of our common stock to Joseph Fewer and Denise Fewer in connection with an easement agreement whereby we acquire the right to use a portion of their farm located in Alymer, Ontario for the purposes of using it as a demonstration farm in order to evaluate and exhibit the effects of Agraburst.

On February 7, 2014, we issued 5,000,000 shares of our common stock to Stephen Moseley in connection with our acquisition of certain equipment used in conjunction with the production, marketing of Agraburst.

On January 6, 2014, we issued 300,000 shares of our common stock to Peter Born pursuant to a private placement subscription agreement. Mr. Born paid $0.35 per share.

On February 3, 2014, we issued 100,000 shares of our common stock to Richard Williams and 30,000 shares to Judith Weiss pursuant to private placement subscription agreements. They each paid $0.35 per share.

We issued the shares to Joseph Fewer, Denise Fewer, and Stephen Moseley pursuant to Section 4(2) of the Securities Act of 1933. We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares.

In connection with these issuances, the shareholders were provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements. They also represented to us that they were acquiring the shares as principal for their own accounts with investment intent. They also represented that they was sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation. The shares were issued with a Rule 144 restrictive legend.

We issued the shares to Peter Born, Richard Williams, and Judith Weiss pursuant to Regulation S of the Securities Act of 1933. These investors were not U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and they purchased our shares in transactions outside of the United States. The certificates representing the common shares each bear a restrictive legend in accordance with Regulation S. In addition, we and the purchaser have complied or will comply with the following requirements of Regulation S:

     1.   the offer or sale was made in an offshore transaction;

     2.   we did not make any directed selling efforts in the United States;

     3. no offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

     4. the purchasers of the securities certified that they were not U.S. persons and were not acquiring the securities for the account or benefit of any U.S. person;

     5. the purchasers of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

     6. we are required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On February 7, 2014 we completed asset purchase agreements whereby we issued 12,500,000 restricted shares of our common stock to Joseph Fewer, and 5,000,000 restricted shares of our common stock to Stephen Moseley. In addition, we issued 2,500,000 restricted shares of common stock to Joseph Fewer and Denise Fewer pursuant to an easement agreement.

Concurrently, Maria Fernandes, our former director, agreed to sell 10,000,000 shares of restricted common stock to Joseph Fewer for $10,000. She also agreed to return to treasury a total of 74,000,000 restricted shares in our common stock, thereby relinquishing control. As a result of these transactions, Joseph Fewer is the beneficial owner of 31% of our issued common stock and Joseph Fewer and Alan Hughes now control our Board of Directors.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 7, 2014, we appointed Joseph Fewer and Alan Hughes as our directors in place of Maria Fernandes, who tendered her resignation as of that date.

Our officers now consist of Joseph Fewer (President, C.E.O., Secretary, and Treasurer) and Alan Hughes (Chief Operating Officer).

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

As a result of the closing of between us and Joseph Fewer, management believes that we have ceased to be a shell company as defined in Rule 12b-2 of the Securities Exchange Act. Details of the material terms of the asset purchase agreement that led to our change in shell company status are contained in Item
2.01 in this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                      Description
-----------                      -----------
    10.1               Asset Purchase Agreement
    10.2               Asset Purchase Agreement
    10.3               Easement Agreement
    99.1               Pro Forma Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GroGenesis, Inc.


Date: February 7, 2014                     By: /s/ Joseph Fewer
                                              ----------------------------------
                                              Joseph Fewer, President